EXHIBIT 10.10

                                    AGREEMENT
                                    ---------

     This Agreement is entered into between Rockport Healthcare Group, Inc., a Delaware corporation (hereinafter referred to as "Rockport") and George Bogle (hereinafter referred to as "Bogle").

     WHEREAS, it is the desire of Rockport to engage the services of Bogle to perform for Rockport consulting services regarding creation and maintenance of medical services networks and other matters that may be requested from time to time by Rockport, as an independent contractor and not as an employee.

     WHEREAS, it is the desire of Bogle to provide the services requested to Rockport.

     NOW THEREFORE, in consideration of the mutual promises herein the receipt and sufficiency of which the parties acknowledge, and intending to be legally bound hereby the parties agree as follows:

                                      Term
                                      ----

     This Agreement shall remain in effect for a period of ten (10) years, commencing on the Effective date of this Agreement.

                                  Consultation
                                  ------------

     Bogle shall make himself available to consult with the Board of Directors and the Officers of the Corporation, at reasonable times, concerning matters pertaining to any problem of importance concerning managed care services of Rockport.

                                  Compensation
                                  ------------

For services previously rendered under this Agreement, Rockport shall deliver to Bogle a properly signed share certificate of Rockport indicating the ownership by Bogle of twenty-five thousand (25,000) restricted shares of Rockport common stock (the term "restricted" as used in this Agreement refers only to those restrictions that may be imposed by Section 144 of the U.S. Securities Code). This certificate shall be delivered on the Effective Date of this Agreement.

                   Stock Warrants  as Additional Compensation
                   ------------------------------------------

As additional compensation for services rendered and to be rendered by Bogle, Rockport grants to Bogle cashless warrants to purchase one million (1,000,000) shares of Rockport common stock. The options immediately vest upon signing this Agreement. This option is for a period of ten (10) years from the Effective Date of this Agreement. Bogle may exercise the option granted herein at any time during the option period. The option price for each share of the stock shall be


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the  mean  average  between  the  bid  and  the asked price for common shares of
Rockport  on  the  Effective  Date  of  this  Agreement.

To exercise the options, Bogle must give written notice to Rockport that he intends to purchase shares of Rockport common stock. The notice must state the date on which the purchase will take place (the "Purchase Date"), and the number of shares that are being purchased on the Purchase Date. Bogle must exercise the option in minimum increments of 100,000 shares. Bogle must pay the purchase price to Rockport within ten (10) days from the Purchase Date. Rockport covenants and agrees that it will deliver a certificate representing the shares purchased by Bogle immediately on payment of the purchase price, and that each of those shares shall be subject to SEC Regulation Section 144, however the one year restriction date shall begin at the date the warrants are granted. Rockport agrees to give written notice to Bogle at least thirty days prior to closing if at any time during the term of the option, more than fifty percent (50%) of the shares of Rockport are transferred by the present owners to a third party, if it results in a change of ownership or control of Rockport, or if the present owners of more than fifty (50%) of its outstanding shares receives an offer from a third party to purchase all or a part of those shares.

Limited  Liability     Bogle  shall  not be liable to Rockport, or to anyone who
------------------
may claim any right due to his, her or its relationship with Rockport, for any acts or omissions by Bogle or his agents or employees in the performance of his services under this Agreement, except when the acts or omissions are due to willful misconduct or culpable negligence,. Rockport shall indemnify and hold Bogle free and harmless from any obligations, costs, claims, judgments, attorney's fees, or attachments arising from or growing out of the services rendered to Rockport pursuant to the terms of this Agreement or in any way connected with the rendering of those services, except when they arise from the willful misconduct or culpable negligence of Bogle, and Bogle is adjudged to be guilty of willful misconduct or culpable negligence by a court of competent jurisdiction.

                                   Arbitration
                                   -----------

     As concluded by the parties to this Agreement on the advice of counsel, and as evidenced by the signatures of the parties and of the respective attorneys, any controversy between the parties involving the construction or application of any of the terms, covenants, or conditions of this Agreement will, on the written request of one party served on the other, be submitted to arbitration. Any arbitration must comply with and be governed by the provisions of the Texas Civil Practice and Remedies Code Section 171.001 et seq., or a successor statute.

                                  Force Majeure
                                  -------------

     No party shall be in violation of this Agreement if prevented from performing any of its obligations hereunder for any reason beyond its control, including without limitations, acts of God or the public enemy, strikes or statutory regulations, rule or action of any relevant legal authority.

                                   Assignment
                                   ----------


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     This  Agreement  may  not  be  assigned  by  either party without the prior written consent of the other party. However, subject to the foregoing limitation, it inures to the benefit of and is binding on the executors, administrators, heirs, and assigns of Bogle and on the successors and assigns of Rockport. Notwithstanding the limitations on assignment of this Agreement, Bogle may assign the option to purchase shares of Rockport granted in this Agreement to any entity in which Bogle has an ownership interest.

                               Texas Law to Apply
                               ------------------

     The venue and jurisdiction of this Agreement and all questions relating to its validity and interpretation shall be governed by Texas law; performance and enforcement, shall be governed by and construed in accordance with the laws of the state where services are being provided.
Partial  Invalidity
-------------------

     If any part, clause, or provision of this Agreement is held to be void, by a court of competent jurisdiction, the remaining provisions of this Agreement shall not be affected and shall be given such construction, if possible, as to permit it to comply with the minimum requirements of any applicable law and the intent of the parties hereto. The paragraph and subparagraph headings in this Agreement are for convenience only and form no part of this Agreement and shall not affect its interpretation.

                                     Waiver
                                     ------

     A party's waiver of a breach of any term of this Agreement shall not constitute a waiver of any subsequent breach of the same or another term contained in the Agreement. A party's subsequent acceptance of performance by the other party shall not be construed as a waiver of preceding breach of this Agreement other than failure to perform the particular duties so accepted.

                         Conformity with State Statutes
                         ------------------------------

     Any provision of this Agreement which is in conflict with the statutes, local laws, or regulations of the state in which services are provided is hereby amended to conform to the minimum requires of such statute.

                                Entire Agreement
                                ----------------

     This Agreement contains the entire understanding between the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements and understandings, expressed or implied, oral or written. This Agreement may not be amended, modified or altered unless such amendment, modification or alteration is in writing and is signed by duly authorized officers or representatives of Rockport and Bogle. No other party shall be required to consent or receive notice of any such amendment in order for amendments to be effective and binding upon the parties to this Agreement.


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                                  Counterparts
                                  ------------

     This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement shall be binding when one or more counterparts hereof, individually or taken together, shall bear the signature of the parties reflected hereon as signatories.

IN WITNESS WHEREOF, the parties have caused this instrument to be executed on their behalf by the duly authorized signatures on this 26th day of November, 2001 (the "Effective Date").




ROCKPORT  HEALTHCARE  GROUP,  INC.
A  Delaware  corporation
50 Briar Hollow Lane, Suite 515 West
Houston,  Texas  77027


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Signature

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Printed Name

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Title

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Date


GEORGE BOGLE, individually

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Name

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Date



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